Exhibit 99.3

                                  PART II


Item 6.  Selected Financial Data.
------   -----------------------

         The following selected financial data have been summarized from the Company's audited consolidated financial statements and other financial information contained in this Current Report on Form 8-K and the unaudited consolidated financial statements and other information contained in the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2004. Such selected financial data is qualified in its entirety by reference to, and should be read in conjunction with, such consolidated financial statements and other financial information contained in the Reports referred to above.
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

                                  For the Nine Month Period
                                       Ended September 30,                        Year Ended December 31,
                                  --------------------------    ------------------------------------------------------------------
                                   2004           2003           2003         2002          2001            2000            1999
                                   ----           ----           ----         ----          ----            ----            ----
                                                           (In thousands, except per share amounts)
SELECTED INCOME STATEMENT
DATA: (a)
Revenues  (b)                    $1,715,557     $ 197,259     $  552,346    $  237,684   $  369,593      $   489,566     $  457,784
Expenses                          1,640,290       197,033        586,351       279,630      297,478          288,413        223,003
Income (loss) from
 continuing operations
 before income taxes,
 minority expense of trust
 preferred securities and
 equity in income (losses)
 of associated companies             75,267           226        (34,005)      (41,946)      72,115          201,153        234,781
Income from continuing operations
 before minority expense of trust
 preferred securities and equity
 in income (losses) of
 associated companies (c)            74,746        11,995         10,225       103,110       83,825          133,019        195,288
Minority expense of trust
 preferred securities, net
 of taxes                              --          (2,761)        (2,761)       (5,521)      (5,521)          (5,521)        (5,521)
Equity in income (losses) of
 associated companies, net
 of taxes                            24,213        42,942         76,947        54,712      (15,974)          19,040         (1,906)
Income from continuing
 operations                          98,959        52,176         84,411       152,301       62,330          146,538        187,861
Income (loss) from
 discontinued operations,
 including gain (loss) on
 disposal, net of taxes              (2,372)        5,545         12,643         9,322      (70,249)         (30,530)        27,181
Cumulative effect of a
 change in accounting
 principle                              --            --             --            --           411              --            --
  Net income (loss)                  96,587        57,721         97,054       161,623       (7,508)         116,008        215,042

Per share:
 Basic earnings (loss) per
 common share:
  Income from continuing
   operations                         $ .93         $ .59          $ .92         $1.85        $ .75            $1.76          $2.11
  Income (loss) from
   discontinued operations,
   including gain (loss) on
   disposal                            (.02)          .06            .14           .09         (.85)            (.37)           .31
  Cumulative effect of a
   change in accounting
   principle                            --            --             --            --           .01             --              --
                                      -----         -----          -----         -----       ------            -----          -----
   Net income (loss)                  $ .91         $ .65          $1.06         $1.94       $ (.09)           $1.39          $2.42
                                      =====         =====          =====         =====       ======            =====          =====

 Diluted earnings (loss)
  per common share:
  Income from continuing
   operations                         $ .92          $.58          $ .91         $1.83       $  .75            $1.76          $2.11
 Income (loss) from
  discontinued operations,
  including gain (loss) on
  disposal                             (.02)          .06            .14           .09         (.85)            (.37)           .31
 Cumulative effect of a
  change in accounting
  principle                             --            --             --            --           .01              --             --
                                      -----         -----          -----         -----       ------            -----          -----
   Net income (loss)                  $ .90         $ .64          $1.05         $1.92        $(.09)           $1.39          $2.42
                                      =====         =====          =====         =====       ======            =====          =====
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



                                                                                  At December 31,
                                                         -----------------------------------------------------------------------
                                     At September 30,
                                          2004             2003              2002             2001             2000           1999
                                     ---------------       ----              ----             ----             ----           ----
                                                                      (In thousands, except per share amounts)

SELECTED BALANCE SHEET DATA: (a)
  Cash and investments                $ 2,219,500      $ 1,602,495     $  1,043,471      $ 1,080,271   $   998,892     $   759,089
  Total assets                          4,735,122        4,397,164        2,541,778        2,469,087     2,417,783       2,255,239
  Debt, including current maturities    1,561,641        1,178,834          233,073          252,279       190,486         268,736
  Customer banking deposits                36,190          145,532          392,904          476,495       526,172         329,301
  Shareholders' equity                  2,212,016        2,134,161        1,534,525        1,195,453     1,204,241       1,121,988
  Book value per common share              $20.63           $20.09           $17.16           $14.41        $14.52          $13.17
  Cash dividends per common share          $  --            $  .17           $  .17           $  .17        $  .17          $ 9.05

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(a)  WilTel is reflected as a consolidated subsidiary as of November 6, 2003, the date the Company acquired the balance of the WilTel shares it did not previously own in exchange for the issuance of 16,734,690 common shares of the Company. In 2002, the Company acquired 47.4% of WilTel for $353,900,000 in cash, including expenses, which was accounted for by the Company under the equity method of accounting. The Company's share of WilTel's losses prior to November 6, 2003 is included in the caption equity in income (losses) of associated companies ($52,087,000 for 2003 and $13,374,000 for 2002). For additional information, see Note 3 of Notes to Consolidated Financial Statements.

(b) Includes net securities gains (losses) of $117,441,000 and $546,000 for the nine month periods ended September 30, 2004 and 2003, respectively, and $9,953,000, $(37,066,000), $28,450,000, $124,964,000 and $16,268,000 for
     the years ended December 31, 2003, 2002, 2001, 2000 and 1999, respectively.

(c) As a result of the favorable resolution of various state and federal income tax contingencies, the income tax provision reflects a benefit of approximately $27,300,000 and $10,500,000 for the nine month periods ended September 30, 2004 and 2003, respectively, and $24,400,000, $120,000,000 and $36,200,000 for the years ended December 31, 2003, 2002 and 2001, respectively.









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